Household Consumer Loan Deposit Trust
                              Collateral Report

          Number of Due Periods Since Inception               40
                                     Due Period        01-Jan-99
                              Distribution Date        12-Feb-99
                                   Payment Date        16-Feb-99

                *** Trust Portfolio Summary ***

                          Annualized Cash Yield           18.51%
                        Annualized Gross Losses           -9.27%
                     Annualized Portfolio Yield            9.24%


Contractual Delinquency Status of Credit Lines:
                        (Principal / Principal)
                            30 -   59 days  ($)     233693522.63
                             30 -   59 days (%)            5.70%
                             60 -   89 days ($)      85993877.89
                             60 -   89 days (%)            2.10%
                              90 - 119 days ($)       53654180.2
                              90 - 119 days (%)            1.31%
                             120 - 149 days ($)      41257451.29
                             120 - 149 days (%)            1.01%
                             150 - 179 days ($)       35924519.1
                             150 - 179 days (%)            0.88%
                             180 - 209 days ($)      37302404.18
                             180 - 209 days (%)            0.91%
                             210 - 239 days ($)       35769547.6
                             210 - 239 days (%)            0.87%
                             240 - 269 days ($)      32877895.91
                             240 - 269 days (%)            0.80%
                             270 - 299 days ($)       32265861.5
                             270 - 299 days (%)            0.79%
                                 300+ days  ($)       7623524.48
                                  300+ days (%)            0.19%


   Additional Balances on Existing Credit Lines    51,584,109.72
                       (draws - principal only)
                          Principal Collections   112,246,312.12
                          Defaulted Receivables    32,389,992.45
   Finance Charge  & Administrative Collections    63,116,135.65
                                     Recoveries     1,552,192.00


                      Average Principal Balance 4,191,310,005.07
         Personal Homeowner Lines as % of Total           26.76%
                                      Principal

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1996-1

No. of PMTs Since Issuance:                                   35
Distribution Date:                                     12-Feb-99
Payment Date:                                          16-Feb-99
Collection Period Beginning:                           01-Jan-99
Collection Period Ending:                              31-Jan-99
Note and Certificate Accrual Beginning:                15-Jan-99
Note and Certificate Accrual Ending:                   16-Feb-99

                          PAYMENT CALCULATIONS:

     OC Balance as % of Beginning Participation            9.52%
                                Invested Amount
        OC Balance as % of Ending Participation            9.52%
                                Invested Amount
        OC Balance as % of Ending Participation            9.77%
              Invested Amount (3 month average)
Does Early Amortization Start Based on OC/Part.               --
                              Invstd. Amt. Test                -
                               Is the MAP Over?             0.00
         Is this the Early Amortization Period?             0.00

    Interest Allocation Percentage Calculation:
                                      Numerator   410,520,287.73
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,125,586,649.80
                                     Numerators
      Applicable Interest Allocation Percentage            9.79%

   Principal Allocation Percentage Calculation:
                                      Numerator   410,520,287.73
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,138,897,897.23
                                     Numerators
     Applicable Principal Allocation Percentage            9.79%

     Default Allocation Percentage Calculation:
                                      Numerator   410,520,287.73
        Denominator - Component (x) - Aggregate 4,191,310,005.07
                  Receivables & Partc. Interest
        Denominator - Component (y) - Aggregate 4,125,586,649.80
                                     Numerators
        Default Allocation Percentage (Floating            9.79%
                         Allocation Percentage)

          Minimum Principal Amount Calculation:
          1.8% of Participation Invested Amount     7,389,365.18
   Series Participation Interest Default Amount     3,172,456.58
                           (Sec. 4.11 (a)(iii))
    Excess of (i) 1.8% of Part. Inv. Amt.  over     4,216,908.60
      (ii) Series Part. Interest Default Amount
                       Minimum Principal Amount     4,216,908.60

                 Investor Principal Collections     5,941,594.57
 Investor Finance Charge and Admin. Collections     6,333,976.83
                                        (4.11a)
           Investor Allocated Defaulted Amounts     3,172,456.58

                     DEPOSIT TRUST CALCULATIONS
       Beginning Participation Unpaid Principal   410,520,287.73
                                        Balance
        Beginning Participation Invested Amount   410,520,287.73
  Ending Participation Unpaid Principal Balance   401,406,236.57
           Ending Participation Invested Amount   401,406,236.57

       Beginning Participation Unpaid Principal     2,066,855.62
                        Balance x (PRIME-1.50%)
Note Interest and Certificate Yield Amounts Due     1,784,590.15
                   Pursuant to Sec. 3.05 (a)(i)
Participation Invested Amount x 25bps per annum        85,525.06
     Participation Interest Distribution Amount     2,066,855.62

      Application of Investor Finance Charges &
                    Administrative Collections:
 Investor Finance Charge and Admin. Collections     6,333,976.83
                                        (4.11a)
 Servicing Fee if HFC is not the Servicer (Sec.             0.00
                                    4.11 (a)(i)
Series Participation Interest  Monthly Interest     2,066,855.62
                            (Sec. 4.11 (a)(ii))
   Series Participation Interest Default Amount     3,172,456.58
                           (Sec. 4.11 (a)(iii))
Reimbursed  Series Particpation Interest Charge-             0.00
                       Offs (Sec. 4.11 (a)(iv))
Servicing Fee if HFC is the Servicer (Sec. 4.11       684,200.48
                                        (a)(v))
                     Excess (Sec. 4.11 (a)(vi))       410,464.15

                           Reconciliation Check             0.00

Series Participation Interest Monthly Principal     9,114,051.16

  Beginning Unreimbursed Participation Interest             0.00
                                    Charge-Offs
      Series Participation Interest Charge-Offs             0.00
                                (Sec. 4.12 (a))
Reimbursed  Series Particpation Interest Charge-             0.00
                       Offs (Sec. 4.11 (a)(iv))
     Ending Unreimbursed Participation Interest             0.00
                                    Charge-Offs

       Available Investor Principal Collections     9,114,051.16
     Participation Interest Distribution Amount     2,066,855.62
      Series Participation Interest Charge-Offs             0.00

                       OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield Amounts Due     1,784,590.15
                   Pursuant to Sec. 3.05 (a)(i)
                                Excess Interest       282,265.47
                      Beginning Net Charge-Offs             0.00
                                      Reversals             0.00

      +Available Investor Principal Collections     9,114,051.16
     +Series Participation Interest Charge Offs             0.00
      + Lesser of Excess Interest and Carryover             0.00
                                    Charge Offs

                      Optimum Monthly Principal     9,114,051.16
                        Are the Notes Retired ?             0.00
                  Accelerated Principal Payment        85,525.06

             Beginning Class A Security Balance   213,383,125.46
             Beginning Class B Security Balance   136,244,640.00
        Beginning Certificate  Security Balance    21,805,670.78
Beginning Overcollateralization Amount plus APP    39,172,376.56
             Beginning Class A Adjusted Balance   213,383,125.46
             Beginning Class B Adjusted Balance   136,244,640.00
         Beginning Certficate  Adjusted Balance    21,805,670.78
Beginning Overcollateralization Amount plus APP    39,172,376.56
      Class A Balance After Payment pursuant to   208,731,243.02
                                    clause (iv)
      Class B Balance After Payment pursuant to   136,244,640.00
                                     clause (v)
  Certificate Balance After Payment pursuant to    18,296,761.08
                                    clause (vi)
     Class B Minimum Adjusted Principal Balance    49,000,000.00
 Certificate Minimum Adjusted Principal Balance     4,900,000.00
           Minimum Overcollateralization Amount    13,300,000.00
             Certificate Minimum Balance Target    12,164,214.59
   Scheduled Certificate Payment to Certificate     9,641,456.18
                         Minimum Balance Target
                       Class A Targeted Balance   208,731,243.02
                       Class B Targeted Balance   140,492,182.80
                   Certificate Targeted Balance    18,296,761.08
    Class A:  Payment Required to get to Target     4,651,882.44
 Class B:  Payment Required to get to Target or             0.00
                       Minimum Adjusted Balance
Certificate:  Payment Required to get to Target     3,508,909.70
                    or Minimum Adjusted Balance
                 OC:  Payment to get to Minimum    25,872,376.56
                   Overcollateralization Amount

Section 3.05 Payment of Principal and Interest;             0.00
                             Defaulted Interest

     Pay Certificate Yield in step (i) (1= Yes)             1.00
               Remittances on the Participation    11,180,906.78

                             Interest and Yield
(i)     Pay Class A Interest Distribution (Sec.       990,097.70
                                   3.05 (i)(a))
(ii)    Pay Class B Interest Distribution (Sec.       678,195.54
                                   3.05 (i)(b))
 (iii)   Pay Certificates the Certificate Yield       116,296.91
                             (Sec. 3.05 (i)(c))

      Principal up to Optimum Monthly Principal
       (iv)   Pay Class A to Targeted Principal     4,651,882.44
                    Balance (Sec. 3.05 (ii)(a))
       (v)    Pay Class B to Targeted Principal             0.00
                    Balance (Sec. 3.05 (ii)(b))

      ONLY Pay Certificate Interest if not paid             0.00
                 pursuant to (Sec. 3.05 (i)(c))

      Principal up to Optimal Monthly Principal
   (vi)   Pay Certificate to Targeted Principal     3,508,909.70
                      Balance (Sec. 3.05 (iii))
        (vii)  Pay OC Remaining Optimal Monthly       953,259.03
           Principal Amount (Sec. 3.05 (iv)(d))

      Principal up to the Accelerated Principal
                                 Payment Amount
(viii) (a  )  Pay Class A to Targeted Principal             0.00
                     Balance (Sec. 3.05 (v)(a))
(viii) (b  )  Pay Class B to Targeted Principal             0.00
                     Balance (Sec. 3.05 (v)(b))
   (viii) (c  )  Pay Class A to zero (Sec. 3.05        85,525.06
                                        (v)(c))
   (viii) (d  )  Pay Class B to zero (Sec. 3.05             0.00
                                        (v)(d))

      Principal up to Optimal Monthly Principal
 (xi)   Pay Class A to zero (Sec. 3.05 (vi)(a))             0.00
 (xii)  Pay Class B to zero (Sec. 3.05 (vi)(b))             0.00
   (xiii) Pay Certificates, st.Certificate Min.             0.00
                Bal. Target (Sec. 3.05 (vi)(c))
        (ix)   Pay OC Remaining Optimum Monthly             0.00
                  Principal (Sec. 3.05 (vi)(d))

  Remaining Amounts to Issuer (Sec. 3.05 (vii))       196,740.41

                     Total Reconciliation Check             0.00
                           (should equal $0.00)
           Accelerated Principal Reconciliation             0.00
                           (should equal $0.00)
       Optimum Monthly Principal Reconciliation             0.00
                     (should equal charge-offs)

BOND SUMMARY:
Beginning Class A Note Security Balance          $213,383,125.46
Beginning Class B Note Security Balance          $136,244,640.00
Beginning Certificate Security Balance            $21,805,670.78
Beginning Overcollateralization Amount            $39,086,851.50
Beginning Class A Adjusted Balance               $213,383,125.46
Beginning Class B Adjusted Balance               $136,244,640.00
Beginning Certficate  Adjusted Balance            $21,805,670.78
Beginning Overcollateralization Amount            $39,086,851.50
Ending Class A Note Security Balance             $208,645,717.96
Ending Class B Note Security Balance             $136,244,640.00
Ending Certificate Security Balance               $18,296,761.08
Ending Overcollateralization Amount               $38,219,117.53
Ending Class A Adjusted Balance                  $208,645,717.96
Ending Class B Adjusted Balance                  $136,244,640.00
Ending Certficate  Adjusted Balance               $18,296,761.08
Ending Overcollateralization Amount               $38,219,117.53
Class A Note Rate Capped at 13%                        5.220000%
Class B Note Rate Capped at 15%                        5.600000%
Certificate Rate Capped at 16%                         6.000000%
Class A Interest Due                                 $990,097.70
Class B Interest Due                                 $678,195.54
Certificate Yield  Due                               $116,296.91
Class A Interest Paid                                $990,097.70
Class B Interest Paid                                $678,195.54
Certificate Yield Paid                               $116,296.91
Class A Unpaid Interest                                    $0.00
Class B Unpaid Interest                                    $0.00
Certificate Unpaid Yield                                   $0.00
Class A Principal Paid                             $4,737,407.50
Class B Principal Paid                                     $0.00
Certificate Principal Paid                         $3,508,909.70
OC Principal Paid                                    $953,259.03
Beginning Class A Net Charge-Off                           $0.00
Beginning Class B Net Charge-Off                           $0.00
Beginning Certificate Net Charge-Off                       $0.00
Beginning OC Net Charge-Off                                $0.00
Reversals Allocated to Class A                             $0.00
Reversals Allocated to Class B                             $0.00
Reversals Allocated to Certificates                        $0.00
Reversals Allocated to OC  plus Acclerated            $85,525.06
Principal Payments
 Total Charge-Offs:                                        $0.00
Charge-Offs Allocated to Class A                           $0.00
Charge-Offs Allocated to Class B                           $0.00
Charge-Offs Allocated to Certificates                      $0.00
Charge-Offs Allocated to OC                                $0.00
Ending Class A Net Charge-Off                              $0.00
Ending Class B Net Charge-Off                              $0.00
Ending Certificate Net Charge-Off                          $0.00
Ending OC Net Charge-Off                                   $0.00
Bond Balance Reconciliation    (should equal             ($0.00)
$0.00)

Certificate Balance/Participation Invested               5.3117%
Amount (Beginning of Month)

Designated Certificate / Certificate Security          1.003168%
(Balance Beginning of Month)
Designated Certificate  - Beginning of Month         $218,747.49
Principal Payments in Respect of  Designated          $35,200.26
Certificate (Sec. 3.05 (iii) & (vi)(c))
Designated Certificate  - End of Month               $183,547.23
Interest Payments in Respect of Designated             $1,166.65
Certificate (Sec. 3.05 (i)(c))

Designated Certificateholder Accelerated                   $0.00
Principal Payments - Beginning Balance
Accelerated Principal Payment (Sec. 3.05 (v))         $85,525.06
Payments to Holder of Designated Certificate in       $85,525.06
respect to Acc. Prin. (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Accelerated                   $0.00
Principal Payments - Ending Balance

Designated Certificateholder Holdback Amount      $39,086,851.50
(Beginning of Month)
Payments to Designated Certificates in               $867,733.97
Reduction of Holdback Amount (Sec. 3.05 (iv) &
(vi)(d))
Designated Certificateholder Holdback Amount      $38,219,117.53
(End of Month)

Remaining Payments to Designated Certificates              $0.00
(Sec. 3.05 paragraph following (vii))

Remaining Amounts to Issuer (Sec. 3.05 (vii))        $196,740.41

                       Monthly Security  Report            $0.00
           Household Consumer Loan Trust 1996-1            $0.00

                              Distribution Date        12-Feb-99
                                  Payment Date:        16-Feb-99
                    Collection Period Beginning        01-Jan-99
                      Collection Period Ending:        31-Jan-99
        Note and Certificate Accrual Beginning:        15-Jan-99
           Note and Certificate Accrual Ending:        16-Feb-99


                  Ending Pool Principal Balance $4,098,437,321.4
                                                               9
    Series 1996-1 Participation Invested Amount  $401,406,236.57
                                  Seller Amount   $64,636,385.92
               Remittances on the Participation   $11,180,906.78
                      Optimum Monthly Principal    $9,114,051.16
                  Accelerated Principal Payment       $85,525.06
        Beginning Class A Note Security Balance $213,383,125.46 Beginning Class B Note Security Balance $136,244,640.00
         Beginning Certificate Security Balance   $21,805,670.78
         Beginning Overcollateralization Amount   $39,086,851.50
             Beginning Class A Adjusted Balance $213,383,125.46 Beginning Class B Adjusted Balance $136,244,640.00
         Beginning Certficate  Adjusted Balance   $21,805,670.78
         Beginning Overcollateralization Amount   $39,086,851.50
           Ending Class A Note Security Balance $208,645,717.96 Ending Class B Note Security Balance $136,244,640.00
            Ending Certificate Security Balance   $18,296,761.08
            Ending Overcollateralization Amount   $38,219,117.53
                Ending Class A Adjusted Balance $208,645,717.96 Ending Class B Adjusted Balance $136,244,640.00
           Ending Certificate  Adjusted Balance   $18,296,761.08
            Ending Overcollateralization Amount   $38,219,117.53
                Class A Note Rate Capped at 13%        5.220000%
                Class B Note Rate Capped at 15%        5.600000%
                 Certificate Rate Capped at 16%        6.000000%
                           Class A Interest Due      $990,097.70
                           Class B Interest Due      $678,195.54
                         Certificate Yield  Due      $116,296.91
                          Class A Interest Paid      $990,097.70
                          Class B Interest Paid      $678,195.54
                         Certificate Yield Paid      $116,296.91
                        Class A Unpaid Interest            $0.00
                        Class B Unpaid Interest            $0.00
                        Cetificate Unpaid Yield            $0.00
                         Class A Principal Paid    $4,737,407.50
                         Class B Principal Paid            $0.00
                    Certificate  Principal Paid    $3,508,909.70
                              OC Principal Paid      $953,259.03
               Beginning Class A Net Charge-Off            $0.00
               Beginning Class B Net Charge-Off            $0.00
           Beginning Certificate Net Charge-Off            $0.00
                    Beginning OC Net Charge-Off            $0.00
                 Reversals Allocated to Class A            $0.00
                 Reversals Allocated to Class B            $0.00
            Reversals Allocated to Certificates            $0.00
     Reversals Allocated to OC  plus Acclerated       $85,525.06
                             Principal Payments
                             Total Charge-Offs:            $0.00
               Charge-Offs Allocated to Class A            $0.00
               Charge-Offs Allocated to Class B            $0.00
          Charge-Offs Allocated to Certificates            $0.00
                    Charge-Offs Allocated to OC            $0.00
                  Ending Class A Net Charge-Off            $0.00
                  Ending Class B Net Charge-Off            $0.00
              Ending Certificate Net Charge-Off            $0.00
                       Ending OC Net Charge-Off            $0.00
               Interest paid per $1,000 Class A         1.550905
              Principal paid per $1,000 Class A         7.420751
               Interest paid per $1,000 Class B         4.977778
              Principal paid per $1,000 Class B         0.000000
              Yield Paid per $1,000 Certificate         4.568661
          Principal Paid per $1,000 Certificate       137.845613


                              Bloomberg Summary
           Household Consumer Loan Trust 1996-1


                                     Due Period           Jan-99
   Monthly Payment Rate (including charge offs)            3.45%
                              Monthly Draw Rate            1.23%
                       Monthly Net Payment Rate            2.22%
                            Actual Payment Rate            2.22%

                          Annualized Cash Yield           18.51%
                        Annualized Gross Losses            9.27%
                     Annualized Portfolio Yield            9.24%
                                Weighted Coupon            5.41%
                               Excess Servicing            3.83%


  Ending Overcollateralization Percentage (3 mo            9.52%
                                           avg)
                                  Trigger Level            4.75%
                   Excess Overcollateralization            4.77%


                                 Delinquencies:
                          (Principal/Principal)
                        30-59 days (Del Stat 1)            5.70%
                        60-89 days (Del Stat 2)            2.10%
                         90+ days (Del Stat 3+)            6.75%

           Total Participation Balance (ending)   401,406,236.57